Exhibit 32.1

IOTA COMMUNICATIONS, INC.
CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with this Annual Report on Form 10-K of Iota Communications, Inc. for the fiscal year ended May 31, 2019 of Iota Communications, Inc. (the “Company”) as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, in the capacity and on the date indicated below, hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to his knowledge:

1.            The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.            The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

IOTA COMMUNICATIONS, INC.

Date: September 13, 2019	By:	/s/ Terrence DeFranco
Terrence DeFranco
Chief Executive Officer (Principal Executive Officer and Principal Financial and Accounting Officer)